Exhibit 10.6

The Offset Agreement

This agreement is entered into by the following parties on June 12, 2024, after friendly negotiations:

Parties Involved:

1. Softto Smart Brand Management Co., Ltd. (referred to as “Softto Smart”)

2. Guangzhou Yuebang Personal Care Products Co., Ltd. (referred to as “Yuebang”)

3. Guangzhou Haoyuan Daily Chemical Trading Co., Ltd. (referred to as “Haoyuan”)

4. Guangzhou Douyue Technology Innovation Co., Ltd. (referred to as “Douyue”)

5. Tikas (Guangzhou) High-tech Co., Ltd. (referred to as “Tikas”)

6. Guangzhou Tianwen Jiaoyan Cosmetics Co., Ltd. (referred to as “Tianwen”)

7. Guangxi Softto Group Co., Ltd. (referred to as “Guangxi Group”)

Given that as of December 31, 2023, Softto Smart holds a debt claim of 99,029,189.93 RMB against Guangxi Group, a debt claim of 1,558,000 RMB against Tianwen, Douyue holds a debt claim of 4,027,333.33 RMB against Guangxi Group, Yuebang holds a debt claim of 2,000,000 RMB against Guangxi Group, Softto Smart has a debt of 9,099,584.07 RMB to Tianwen, Haoyuan has a debt of 423,335.77 RMB to Tianwen, Douyue has a debt of 2,213,630.91 RMB to Tianwen, and Tikas has a debt of 4,633,813.03 RMB to Tianwen. In accordance with Civil Code of the People’s Republic of China and other relevant laws, the parties have reached the following agreements on debt matters:

1. Softto Smart, Tianwen, and Guangxi Group mutually agree: on December 31, 2023, Softto Smart has transferred its debt claim of 79,464,707.8 RMB against Guangxi Group to Tianwen and offset it against the debt Softto Smart owes to Tianwen.

2. Softto Smart, Haoyuan, Tianwen, and Guangxi Group mutually agree: on December 31, 2023, Haoyuan has transferred its debt of 423,335.77 RMB to Tianwen to offset against Softto Smart’s debt claim against Guangxi Group.

3. Softto Smart, Tikas, Tianwen, and Guangxi Group mutually agree: on December 31, 2023, Tikas has transferred its debt of 4,633,813.03 RMB to Tianwen to offset against Softto Smart’s debt claim against Guangxi Group.

4. Softto Smart, Douyue, Tianwen, and Guangxi Group mutually agree: on December 31, 2023, Douyue has transferred its debt claim of 4,027,333.33 RMB against Guangxi Group to Tianwen and offset it against the debt Douyue owes to Tianwen; Softto Smart has transferred its debt claim of 31,923,123.73 RMB against Tianwen to Douyue.

5. Yuebang, Tianwen, and Guangxi Group mutually agree: on December 31, 2023, Yuebang has transferred its debt claim of 2,000,000 RMB against Guangxi Group to Tianwen; Softto Smart has transferred its debt claim of 40,000,000 RMB against Tianwen to Yuebang.

6. After the transfers, the debt relationship of 4,027,333.33 RMB between Douyue and Guangxi Group, the debt relationship of 2,000,000 RMB between Yuebang and Guangxi Group, the debt relationship of 9,099,584.07 RMB between Softto Smart and Tianwen, the debt relationship of 423,335.77 RMB between Haoyuan and Tianwen, and the debt relationship of 4,633,813.03 RMB between Tikas and Tianwen shall be extinguished.

7. After the transfers, Guangxi Group still owes Softto Smart 8,480,000 RMB, which must be repaid.

8. After the transfers, Yuebang has a debt claim of 42,000,000 RMB against Tianwen as an advance payment for the “Processing Contract (December 15, 2023, to December 14, 2024).”

9. After the transfers, Douyue has a debt claim of 32,178,826.15 RMB against Tianwen as an advance payment for the “Processing Contract (June 30, 2023, to June 29, 2024).”

10. Before and after the transfer, the amounts are as follows:

Entity Account	Report Item	Third Party	Before Transfer	Transfer Amount	After Transfer
Tikas (Guangzhou) High-tech Co., LTD	Accounts Payable Related Party	Guangzhou Tianwen Jiaoyan Cosmetics Co., Ltd.	-4,633,813.03	4,633,813.03	-
Guangzhou Douyue Technology Innovation Co., Ltd.	Accounts Payable Related Party	Guangzhou Tianwen Jiaoyan Cosmetics Co., Ltd.	-2,213,630.91	2,213,630.91	-
Guangzhou Haoyuan Daily Chemical Trading Co., Ltd.	Accounts Payable Related Party	Guangzhou Tianwen Jiaoyan Cosmetics Co., Ltd.	-423,335.77	423,335.77	-
Softto Smart Brand Management Co., Ltd.	Accounts Payable Related Party	Guangzhou Tianwen Jiaoyan Cosmetics Co., Ltd.	-9,099,584.07	9,099,584.07	-
Guangzhou Yuebang Personal Care Product Co., Ltd.	Advance Payment Related Party	Guangzhou Tianwen Jiaoyan Cosmetics Co., Ltd.	-	42,000,000.00	42,000,000.00
Guangzhou Douyue Technology Innovation Co., Ltd.	Advance Payment Related Party	Guangzhou Tianwen Jiaoyan Cosmetics Co., Ltd.	-	33,736,826.15	33,736,826.15
Softto Smart Brand Management Co., Ltd.	Other Receivables Related Party	Guangzhou Tianwen Jiaoyan Cosmetics Co., Ltd.	1,558,000.00	-1,558,000.00	-
Guangzhou Douyue Technology Innovation Co., Ltd.	Other Receivables Related Party	Guangxi Softto Group Co., Ltd	4,027,333.33	-4,027,333.33	-
Guangzhou Yuebang Personal Care Product Co., Ltd.	Other Receivables Related Party	Guangxi Softto Group Co., Ltd	2,000,000.00	-2,000,000.00	-
Softto Smart Brand Management Co., Ltd.	Other Receivables Related Party	Guangxi Softto Group Co., Ltd	93,001,856.60	-84,521,856.60	8,480,000.00
Total:			84,216,826.15		84,216,826.15

11. Tianwen is a long-term supplier with whom Softto Smart and its subsidiaries have a friendly cooperation. Considering recent increases in raw material prices, Tianwen needs to make advance payments to suppliers to maintain price stability. Softto Smart and its subsidiaries would pay the advance payments. Following the transfer, as of December 31, 2023, Yuebang has an advance payment of 42,000,000 yuan to Tianwen, and Douyue has an advance payment of 33,736,826.15 yuan to Tianwen.

12. Other Matters:

a) Regarding the negotiated matters mentioned above, all parties will retrospectively adjust the accounts as of December 31, 2023.

b) This agreement is made in seven copies, each party holds one, with equal legal effect, effective upon affixing official seals and signatures of legal representatives or agents.

c) In the event of any disputes arising from the fulfillment of this agreement, the parties shall seek an amicable resolution. If unsuccessful, the dispute shall be settled through litigation at the People’s Court where Softto Smart is located.

(There is no text below)

Softto Smart Brand Management Co., Ltd.

(Stamped and signed)

Guangzhou Yuebang Personal Care Products Co., Ltd.

(Stamped and signed)

Guangzhou Haoyuan Daily Chemical Trading Co., Ltd.

(Stamped and signed)

Guangzhou Douyue Technology Innovation Co., Ltd.

(Stamped and signed)

Tikas (Guangzhou) High-tech Co., Ltd.

(Stamped and signed)

Guangzhou Tianwen Jiaoyan Cosmetics Co., Ltd.

(Stamped and signed)

Guangxi Softto Group Co., Ltd.

(Stamped and signed)